UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: May 14, 2020
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOSS	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

Hornbeck Offshore Services, Inc. (OTCQB:HOSS) (the “Company”) is filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to avail itself of an extension of time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020. On March 4, 2020, the SEC issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) (the “SEC Order”), that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the outbreak and spread of the COVID-19 coronavirus pandemic (“COVID-19”).

The Company is relying on the SEC Order to delay the filing of its Quarterly Report due to circumstances related to the COVID-19 pandemic.

Disruptions and changes to the Company's business caused by COVID-19 have required that it perform additional analyses relating to COVID-19’s potential impact on its consolidated financial statements; moreover, the Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19. These disruptions include, but are not limited to, office closures and communication issues between the Company and its professional advisors due to suggested and mandated social quarantining and work from home orders. The disruptions in staffing, communications and access to personnel have resulted in delays, limited support and insufficient review.

Considering the impact of these factors, the Company will be unable to compile and review certain information required to file the Quarterly Report by May 15, 2020 without unreasonable effort or expense. As such, the Company will be relying on the SEC Order and will be making use of the 45-day grace period provided by the SEC Order to delay filing of its Quarterly Report. The Company presently intends to file the Quarterly Report as soon as possible, but no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020.

The Company is also supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, with the following risk factor:

The COVID-19 pandemic has adversely affected the Company’s business, and the ultimate effect on the Company’s operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted.

The effects of the COVID-19 pandemic, including actions taken by businesses and governments, have adversely affected the global economy, disrupted global supply chains and created significant volatility in the financial markets. As a result of COVID-19 and the precipitous decline in oil prices resulting from the world-wide oil price war initiated by Russia and Saudi Arabia, there has been significant reduction in the prices of crude oil and natural gas. Lower prices for these commodities often impact the economics of planned drilling projects and ongoing production projects, resulting in the curtailment, reduction, delay or postponement of such projects for an indeterminate period of time. When drilling and production activity and related spending declines, both vessel dayrates and utilization for our vessels historically decline as well. The Company’s operations also may be adversely affected if significant portions of the Company’s workforce continue to be unable to work effectively due to illness, quarantines, government actions or other restrictions in connection with the COVID-19 pandemic.

The extent to which the COVID-19 pandemic adversely affects the Company’s business, financial condition, results of operation and liquidity will depend on future developments, which are highly uncertain and cannot be predicted. These future developments include, but are not limited to, the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. Disruptions and/or uncertainties related to the COVID-19 pandemic for a sustained period of time could result in delays or modifications to the Company’s strategic plans and initiatives and hinder the Company’s ability to achieve its strategic goals. The COVID-19 pandemic, and the volatile regional and global economic conditions stemming from the pandemic, may also have the effect of heightening many of the other risks described in the “Risk Factors” section included in the Company’s Annual Report on Form 10-K and in this Current Report on Form 8-K, as those risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and other reports and documents filed with the Securities and Exchange Commission after the date of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes certain forward-looking statements within the meaning of the federal securities laws including, in particular, statements relating to the preparation and filing of the Quarterly Report and the COVID-19 pandemic. Forward-looking statements can generally be identified by the appearance in such a statement of words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project” or “should” or other comparable words or the negative of these words. When you consider our forward-looking statements, you should keep in mind the risk factors we describe and other cautionary statements we made in our most recent Annual Report on Form 10-K and Quarterly Reports on From 10-Q and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. Our forward-looking statements are only predictions based on expectations that we believe are reasonable. Our actual results could differ materially from those anticipated in, or implied by, these forward-looking statements as a result of known risks and uncertainties set forth below and in our Annual Report on Form 10-K for the year ended December 31, 2018 and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: May 14, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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